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                                                                   EXHIBIT 10.18


                                  AMENDMENT NO. 1
                                         TO
                                EMPLOYMENT AGREEMENT


This Amendment No. 1, effective the 28th day of February 1997, is made to that certain Employment Agreement between Intermec Corporation and Michael Ohanian, dated the 18th day of May, 1995 (hereinafter called the "Agreement").

WHEREAS, the parties to the Agreement wish to extend the Employment Period described in the Agreement from February 28, 1997 to February 28, 1998.

NOW THEREFORE, by mutual agreement of the parties, the Agreement is hereby amended as follows:

     1.   TERM OF AGREEMENT:

     The date "February 28, 1997" which appears in numbered Paragraphs 1, EMPLOYMENT PERIOD, and 12.2, EXECUTIVE'S REMEDIES FOR TERMINATION, is hereby changed to read "February 28, 1998."

     2.   COMPENSATION:

     The base salary set forth in numbered Paragraph 3, BASE PAY, shall be $300,000 for the period of March 1, 1997 through February 28, 1998. All references to "Hiring Bonus," contained in the Agreement are deleted.

     3.   PERFORMANCE BONUS:

     Numbered Paragraph 7, PERFORMANCE BONUS, is deleted and replaced with the following:

     7. PERFORMANCE BONUS: The Executive is eligible to receive a Performance Bonus for each fiscal year starting January 1, 1997 during any part of which he is employed, such Performance Bonus to be pro-rated to reflect that portion of the year in which he was employed. The maximum bonus payable for any given fiscal year shall be 125% of base salary payable for that fiscal year (or the pro-rated portion thereof), provided however, that any such Performance Bonus is subject to the

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     provisions of the Western Atlas Inc., 1995 Incentive Compensation Plan.


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     4.   OTHER TERMS AND CONDITIONS:

     Except as modified herein all other terms and conditions of the Agreement shall remain in full force and effect as originally written.

IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment No. 1 as of the date first written above.

INTERMEC CORPORATION                EXECUTIVE



By:                                 By:
   -----------------------------       --------------------------
                                        Michael Ohanian
Title:
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